                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 17, 2003 in respect of the consolidated financial statements of iDLX Holdings BV and Subsidiary as of and for year ended December 31, 2002 (not presented separately herein) in this Annual Report on Form 10-K of eFunds Corporation and its incorporation by reference in the Registration Statement (Form S-8 Nos. 333-51568, 333-51564, 333-51536 and 333-44830) of eFunds Corporation.

/s/ S.R. Batliboi & Associates

Chennai, India
March 28, 2003